UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

Reliant Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 14, 2021, Reliant Bancorp, Inc., a Tennessee corporation (“Reliant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Community Banks, Inc., a Georgia corporation (“UCBI”), which provides for the merger of Reliant with and into UCBI (the “Merger”). The Merger Agreement also contemplates the merger of Reliant Bank, a Tennessee state-chartered and wholly owned subsidiary of Reliant (“Reliant Bank”), with and into United Community Bank (the “Bank Merger” and, collectively with the Merger, the “Mergers”), a South Carolina state-chartered bank and wholly owned subsidiary of UCBI. The Mergers are subject to the satisfaction or waiver of a number of conditions that are discussed below.

The Merger Agreement provides that, at the effective time of the Merger (the “Effective Time”):

•
each share of Reliant common stock, $1.00 par value per share (“Reliant Common Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive 0.9842 (the “Exchange Ratio”) shares of common stock, $1.00 par value per share, of UCBI (“UCBI Common Stock”);

•
each outstanding share of Reliant Common Stock subject to vesting, repurchase or other lapse restrictions, and each outstanding restricted stock unit of Reliant, will become fully vested and settle, as applicable, and be converted into the right to receive 0.9842 shares of UCBI Common Stock;

•
each outstanding option to purchase Reliant Common Stock will become fully vested and will, at the election of the holder, be either (a) cancelled and exchanged for cash in an amount equal to the implied cash value of the UCBI Common Stock to be issued in the Merger, less the exercise price of such option; or (b) cancelled with there to be substitution therefor an option to purchase a number shares of UCBI Common Stock calculated based upon the Exchange Ratio at an exercise price calculated based upon the Exchange Ratio and subject to the same expiration date as the original option;

•	cash will be paid in lieu of any fractional shares of UCBI Common Stock; and
•	each outstanding share of UCBI Common Stock will remain outstanding and unaffected by the Merger.

The Merger Agreement has been unanimously approved by the boards of directors of Reliant and UCBI. The Mergers are expected to close in the first quarter of 2022, subject to customary conditions, including the approval of the Merger Agreement by the shareholders of Reliant (the “Reliant Shareholder Approval”).

The Merger Agreement also provides that, upon completion of the Merger, the officers and directors of UCBI as of immediately prior to the Effective Time will continue to serve as the directors and officers of the surviving entity from and after the Effective Time.

The Merger Agreement contains customary representations and warranties that each of Reliant and UCBI makes to the other with respect to its and its subsidiaries’ businesses, and each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. The Merger Agreement requires Reliant to call a meeting of its shareholders for purposes of obtaining the Reliant Shareholder Approval and, subject to certain customary exceptions, that Reliant’s board of directors recommend that its shareholders vote in favor of the Merger Agreement. The Merger Agreement also contains customary non-solicitation covenants on the part of Reliant that prohibit Reliant from, subject to certain customary exceptions, soliciting proposals relating to certain alternative transaction proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative transaction.

The completion of the Merger is subject to customary conditions, including (a) receipt of the Reliant Shareholder Approval, (b) authorization for listing on the Nasdaq Stock Market of the shares of UCBI Common Stock to be issued in the Merger, (c) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the South Carolina Board of Financial Institutions, and the Tennessee Department of Financial Institutions, (d) effectiveness of the registration statement on Form S-4 for the UCBI Common Stock to be issued in the Merger, and (e) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain qualifications, the accuracy of the representations and warranties of Reliant, in the case of UCBI, and of UCBI, in the case of Reliant, (ii) performance in all material respects by Reliant, in the case of UCBI, and by UCBI, in the case of Reliant, of its obligations under the Merger Agreement, and (iii) receipt by Reliant and UCBI of opinions from their respective counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Reliant and UCBI and further provides that a termination fee equal to $18,380,000 will be payable by Reliant to UCBI upon termination of the Merger Agreement under certain circumstances, including a termination as a result of Reliant accepting a superior transaction proposal, Reliant or its board of directors breaking its obligation to call and convene a meeting of Reliant shareholders to obtain the Reliant Shareholder Approval or Reliant’s board of directors breaching its obligation to make a recommendation in favor of the Merger Agreement in connection with the Reliant shareholder meeting, or Reliant failing to refrain from soliciting alternative transaction proposals.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed with this Current Report on Form 8-K as Exhibits 2.1 and incorporated by reference herein.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties set forth in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement and the closing date of the Merger or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and that subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the inclusion of the Merger Agreement with this filing is not intended to provide investors with any other factual information regarding UCBI, Reliant, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding UCBI, Reliant, their respective affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger, that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of UCBI that will include a proxy statement of Reliant and a prospectus of UCBI and that will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

As an inducement for UCBI to enter into the Merger Agreement, Reliant’s directors entered into voting agreements with UCBI dated as of the date of the Merger Agreement pursuant to which these persons have agreed, among other things and subject to the terms and conditions contained in the voting agreements, to vote their shares of Reliant Common Stock in favor of approval of the Merger Agreement (the “Reliant Voting Agreements”). The Reliant Voting Agreements also place certain restrictions on the transfer by the directors of their shares of Reliant Common Stock prior to the earlier of the Effective Time and the termination of the Merger Agreement.

The preceding summary of certain provisions of the Reliant Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Reliant Voting Agreement included as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

Reference is made to Item 7.01 of this Current Report on Form 8-K and to the joint press release furnished thereunder as Exhibit 99.1 issued jointly by Reliant and UCBI on July 14, 2021 (the “Merger Announcement”).  In the Merger Announcement, Reliant announced a preliminary estimate of its earnings per share, loan growth and loan loss provision for the quarter ended June 30, 2021.

Item 7.01	Regulation FD Disclosure.

On July 14, 2021, Reliant and UCBI issued a joint press release announcing the execution of the Merger Agreement and provided a joint investor presentation to interested parties concerning the Merger.  The press release and investor presentation are furnished, respectively, as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

In addition, on July 15, 2021, Reliant and UCBI will hold a joint conference call concerning the proposed Merger beginning at 10:00 a.m. EDT. The call may be accessed by dialing (877) 380-5665 and the conference ID is 6057084. Further, Reliant has decided to cancel its previously announced 2021 second quarter earnings call scheduled for July 23, 2021.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology and in this Current Report on Form 8-K includes a statement regarding the expected closing date of the Merger. Although Reliant believes that its expectations with respect to forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or events will occur when expected or that they will not differ materially from any the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties. For details on other factors that could affect expectations, see the risk factors and other cautionary language included in Reliant’s annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the SEC.

Factors that could cause or contribute to such differences include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to satisfy the conditions to consummation of the Merger, including the failure to obtain the Reliant Shareholder Approval, (3) the ability of UCBI to obtain required governmental approvals for the Merger, and (4) the risk of potential litigation or regulatory action that could delay or prohibit the Merger.

Many of these factors are beyond Reliant’s and UCBI’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither Reliant nor UCBI undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for Reliant or UCBI to predict their occurrence or how they will affect Reliant or UCBI.

Reliant and UCBI qualify all forward-looking statements by these cautionary statements.

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS

In connection with the proposed Merger, UCBI intends to file a registration statement on Form S-4 with the SEC to register the shares of UCBI Common Stock that will be issued to Reliant’s shareholders in connection with the Merger. The registration statement on Form S-4 will include a proxy statement/prospectus and other relevant materials in connection with the proposed Merger. INVESTORS AND SHAREHOLDERS OF RELIANT ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT, WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY RELIANT OR UCBI WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, RELIANT AND THE MERGER.

Investors are urged to review carefully and consider all public filings by Reliant and UCBI with the SEC, including but not limited to Reliant’s Annual Report on Form 10-K, its definitive annual shareholder meeting proxy statement, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, and UCBI’s Annual Report on Form 10-K, its definitive annual shareholder meeting proxy statement, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors may also obtain free copies of the documents filed with the SEC by Reliant on its website at www.reliantbank.com and by UCBI on its website at www.ucbi.com.

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

Reliant and UCBI and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Reliant’s shareholders in favor of the approval of the Merger Agreement. Information about the directors and executive officers of Reliant and their ownership of Reliant Common Stock can be found in Reliant’s definitive proxy statement for its 2021 annual meeting of shareholders, filed with the SEC on April 8, 2021, and other documents subsequently filed by Reliant with the SEC. Information about the directors and officers of UCBI and their ownership of UCBI Common Stock can be found in UCBI’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on March 30, 2021, and other documents subsequently filed by UCBI with the SEC. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus pertaining to the Mergers if and when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 14, 2021, by and between Reliant Bancorp, Inc. and United Community Banks, Inc. *
99.1	Joint Press Release of Reliant Bancorp, Inc. and United Community Banks, Inc., dated July 14, 2021
99.2	Joint Investor Presentation, dated July 14, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

	By:	/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and Chief Executive Officer

Date: July 14, 2021